                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            DIGNITY PARTNERS, INC.
- - --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- - --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

Notes:

                            DIGNITY PARTNERS, INC.
                       1700 MONTGOMERY STREET, SUITE 250
                       SAN FRANCISCO, CALIFORNIA  94111


                                 -------------

                   Notice of Annual Meeting of Stockholders
                              and Proxy Statement

                                 June 21, 1996
                                 -------------


To the Stockholders of Dignity Partners, Inc. (the "Company"):

     You are cordially invited to attend the annual meeting of stockholders of the Company (the "Meeting") to be held at 2:00 p.m. on June 21, 1996 at Business Wire, 44 Montgomery Street, 39th Floor, San Francisco, California 94104 to elect two directors to serve until 1999 and until their successors are elected and to transact such other business as may properly come before the Meeting.

     All stockholders are urged to attend the Meeting or to vote by proxy. If you do not expect to attend the Meeting in person, please sign and return the accompanying proxy in the enclosed postage prepaid envelope. If you later find that you can be present or for any other reason desire to revoke your proxy, you can do so at any time before the voting. See "General."

     This Notice of Annual Meeting and Proxy Statement (this "Notice") is furnished in connection with the solicitation of proxies by the Board of Directors of the Company from the holders of the Company's common stock, $.01 par value (the "Common Stock"), in connection with the Meeting, and all postponements or adjournments thereof. This Notice, the accompanying proxy card, and the Company's Annual Report on Form 10-K for the year ended December 31, 1995 (the "Form 10-K") are first being mailed to stockholders on or about May 20, 1996, for the purposes set forth above.

                                    GENERAL

     Only stockholders of record at the close of business on May 3, 1996 (the "Record Date") are entitled to receive notice of the Meeting and to vote the shares of Common Stock held by them on that date at the Meeting or any postponements or adjournments thereof.

     If the accompanying proxy card is properly signed and returned to the Company and is not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the proxy card will vote the shares of Common Stock represented thereby for the election as directors of the Company of those nominees proposed by the Board of Directors, and, with regard to all other matters as may properly come before the Meeting, as recommended by the Board of Directors or, if no such recommendation is given, in their own discretion. Each stockholder may revoke a previously granted proxy at any time before it is voted by filing with the Secretary of the Company a revoking instruction or a duly executed proxy bearing a later date. The powers of the proxy holders will also be suspended if the person executing the proxy attends the Meeting and requests to vote in person. Attendance at the Meeting will not, in itself, constitute revocation of a previously granted proxy.

     The cost of soliciting proxies in the enclosed form will be borne by the Company. The Company will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock as of the Record Date and will reimburse the cost of forwarding the proxy materials in accordance with customary practice.

     The presence at the Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding at the close of business on the Record Date will constitute a quorum. As of the Record Date, 4,291,824 shares of Common Stock were outstanding. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon at the Meeting. Under Delaware law, properly executed proxies that are marked "abstain" or are held in "street name" by brokers that are not voted on one or more particular proposals (if otherwise voted on at least one proposal will be counted for purposes of determining whether a quorum has been achieved at the Meeting. Abstentions will have the same effect as a vote against the proposal to which such abstention applies. Broker non-votes will be treated neither as a vote for nor as a vote against any of the proposals to which such broker non-votes apply. Proxy cards that are timely signed and returned with no other marking will be voted in accordance with the recommendation of the Board of Directors. Proxies and ballots will be received and tabulated by the transfer agent for the Common Stock. A list of stockholders of record as of the Record Date will be available at the Company's executive offices for 10 days prior to the Meeting and will also be available at the Meeting. Such list may be examined during ordinary business hours by any stockholder of record for any purpose germane to the meeting.


                             ELECTION OF DIRECTORS

     The Board of Directors presently consists of five members, divided into three classes, with one class of directors elected each year for a three-year term. The terms of the directors in Class 1 expire in 1996. Bradley N. Rotter and Stephen T. Bow, each of whom is currently serving as a director of the Company in Class 1, have been nominated by the Board of Directors for re-election for terms expiring in 1999.

     At the Meeting, stockholders will elect two directors to Class 1. Proxies cannot be voted for more that two persons. Under Delaware law, the two nominees who receive the most votes at the meeting will be elected as directors. Unless authority to do so is specifically withheld, the persons named in the accompanying proxy will vote for the election of both Bradley N. Rotter and Stephen T. Bow. Information regarding Mr. Rotter, Mr. Bow and the other three directors whose terms of office extend beyond the Meeting is set forth in the Form 10-K under the caption "Directors and Executive Officers of the Registrant," which is expressly incorporated herein by reference.

     During 1995, no meetings of the Board of Directors, Audit Committee or Compensation Committee were held. The directors took action during 1995 pursuant to five unanimous written consents without meetings.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION AS A DIRECTOR OF BOTH BRADLEY N. ROTTER AND STEPHEN T. BOW.

REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors did not have a Compensation Committee until October 1995. Accordingly, the Board of Directors (then comprised of Bradley N. Rotter, Alan B. Perper and John Ward Rotter) determined the compensation to be earned by each of them during 1995. During 1995, Messrs. Rotter, Perper and Rotter were the only beneficial owners of Common Stock and the only directors and executive officers of the Company. Because these individuals thought cash could be deployed for more useful purposes, salaries payable to the executive officers for the first three quarters of 1995 were accrued but not actually paid. These accrued but unpaid salaries were paid in February 1996 out of net proceeds received by the Company in its initial public offering. Since October 1995, salaries owed to executive officers have been paid in accordance with the Company's standard payroll procedures. Each of Messrs. Rotter, Perper and Rotter earned a salary of $115,000 during 1995.

BOARD OF DIRECTORS DURING 1995

     Bradley N. Rotter
     Alan B. Perper
     John Ward Rotter


                               PERFORMANCE GRAPH

     The Company did not complete its initial public offering until February 1996. Accordingly, a "performance graph" comparing the performance of the Common Stock to other entities and indices is not presented.

                            INDEPENDENT ACCOUNTANTS

     The Company has appointed KPMG Peat Marwick L.L.P. ("Peat Marwick") as the Company's independent accountants for the fiscal year ending December 31, 1996. Peat Marwick served as the Company's independent accountants for the fiscal year ended December 31, 1995 and, in connection therewith, provided assistance with respect to the Company's initial public offering. Representatives of Peat Marwick are expected to be present at the Meeting to respond to appropriate questions and to make such statements as they desire.

     In July 1995, in anticipation of the Company's initial public offering, the Company's Board of Directors appointed Peat Marwick as the Company's independent certified public accountants. Prior thereto, Arthur F. Bell, Jr. & Associates, L.L.C. served as the Company's independent accountants. After a review of proposals from accounting firms and an evaluation of the Company's needs in connection with the offering and its anticipated status as a public company, the Board of Directors retained Peat Marwick.

     During the Company's fiscal years ended December 31, 1993 and 1994, and the subsequent interim period from January 1, 1995 through July 1995 (when Peat Marwick was retained), there were no disagreements with Arthur F. Bell, Jr. & Associates, L.L.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to its satisfaction, would have caused Arthur F. Bell, Jr. & Associates, L.L.C. to make reference thereto in its report on the financial statements for such years. Neither of the reports of Arthur F. Bell, Jr. & Associates, L.L.C. on the Company's financial statements for the fiscal years ended December 31, 1993 and 1994 contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

                            INCORPORATED DOCUMENTS

     The information contained in the Form 10-K under the following captions is incorporated herein by reference (page numbers refer to pages in the Form 10-K):

     1.   Directors and Executive Officers of the Registrant (pages 50 and 51);


     2.   Executive Compensation (pages 52 to 61);

     3. Security Ownership of Certain Beneficial Owners and Management (page 59); and

     4.   Certain Relationships and Related Transactions (pages 59 to 61).


                                 OTHER MATTERS

     As of the date of this Notice, the Company knows of no business that will be presented for consideration at the Meeting other than the election of directors referred to above. Proxies will be voted in respect of any other matters as may properly come before the Meeting in accordance with the recommendation of the Board of Directors or, if no such recommendation is given, in the discretion of the person or persons voting the proxies.

               STOCKHOLDER PROPOSALS FOR THE 1997 ANNUAL MEETING

     Any proposal of a stockholder intended to be presented at the Company's 1997 annual meeting of stockholders (the "1997 Meeting") must be received by the Secretary of the Company by January 20, 1997, to be included in the Company's proxy, notice of meeting and proxy statement relating to the 1997 Meeting.

     Any stockholder wishing to submit a proposal at the 1997 Meeting must also comply with certain provisions of the Company's Second Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws (collectively, the "Charter Documents"). The Charter Documents require written notice of any such proposal (and certain other information) to be delivered to the Secretary of the Company generally not later than 60 days in advance of the date of the meeting. The Company will provide (without charge) a copy of the Charter Documents to any holder of record of Common Stock. Requests for copies should be directed to:
Secretary, Dignity Partners, Inc., 1700 Montgomery Street, Suite 250, San Francisco, California 94111.



                                  By order of the Board of Directors,


                                  [facsimile signature]



                                  John Ward Rotter
                                  Secretary


May 20, 1996

PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                             DIGNITY PARTNERS, INC.

             PROXY FOR ANNUAL MEETING OF STOCKHOLDERS JUNE 21, 1996

  The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 1995 of DIGNITY PARTNERS, INC. (the "Company") and hereby appoints Bradley N. Rotter, Alan B. Perper and John Ward Rotter, and each of them, attorneys and proxies, with full power of substitution and resubstitution, to vote all shares of common stock of the Company held of record by the undersigned at the close of business on May 3, 1996, at the annual meeting of stockholders of the Company to be held at 2:00 p.m. on June 21, 1996, and at any adjournment thereof, as follows:


                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

If this proxy is properly executed, the shares represented hereby       [X]
will be voted in the manner directed and, in the absence of         Please mark
direction as to the manner of voting, will be voted FOR the         your votes
election as director of both of the nominees listed.                 as this

1. ELECTION OF DIRECTORS:

   FOR all             WITHHOLD
   nominees        authority to vote
listed (except     for all nominees
as indicated)           listed.
     [_]                  [_]

(INSTRUCTION: To withhold authority to vote for either nominee, write that nominee's name in the space provided below.)

Bradley N. Rotter and Stephen T. Bow

- - --------------------------------------------------------------------------------

2. As recommended by the Board of Directors, or if no such recommendation is given in their discretion, to vote upon such other business as may properly come before said meeting or any adjournment thereof.

   FOR   AGAINST   ABSTAIN
   [_]     [_]       [_]

   I plan to attend
     the meeting
          [_]

                                            STOCKHOLDERS ARE URGED TO MARK,
                                            DATE, SIGN AND RETURN THIS PROXY
                                            PROMPTLY IN THE ENVELOPE PROVIDED,
                                            WHICH REQUIRES NO POSTAGE IF MAILED
                                            IN THE UNITED STATES.

Signature(s) _______________________________________   Date ____________________

Please date this proxy and sign exactly as name(s) appears below and return signed proxy in enclosed envelope. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.